PUTNAM
                                                     MICHIGAN
                                                     TAX EXEMPT
                                                     INCOME FUND


                             [GRAPHIC OMITTED:
                                 art work]


SEMIANNUAL REPORT
November 30, 1995
                                   [LOGO:
                          BOSTON - LONDON - TOKYO]

FUND HIGHLIGHTS


o "ONE INVESTOR'S WORRY IS ANOTHER'S OPPORTUNITY. THAT'S THE MORAL OF THE STORY OF THE MUNICIPAL BOND MARKET NOW, WHERE FEARS OF A FLAT TAX HAVE MADE MUNIS EXTREMELY ATTRACTIVE."
                                                   -- FORTUNE, SEPTEMBER 8, 1995

o "THE UPHEAVAL IN THE MUNI MARKET HAS CREATED SOME GREAT DEALS FOR INVESTORS WHO KNOW WHERE TO LOOK."
                                                         -- MONEY, NOVEMBER 1995


    CONTENTS

 4  Report from Putnam Management

 8  Fund performance summary

13  Portfolio holdings

17  Financial statements

FROM THE CHAIRMAN

                                                    [GRAPHIC OMITTED:
                                                        Photo of
                                                      George Putnam]
                                                    (C) Karsh, Ottawa
Dear Shareholder:

Tax-exempt bond investors will long remember 1995 as a year of highs and lows in market results. The year began as the bond market was coming off one of its worst periods in recent memory. Just as things began to look brighter for tax-exempt bonds, talk in Washington about tax reform cast a wave of uncertainty over investors.

By the time Putnam Michigan Tax Exempt Income Fund entered its new fiscal year in June, investors had begun to regain their composure, realizing how remote enactment of any tax-reform legislation was likely to be in an election year. As the fund reached the fiscal year's midpoint on November 30, 1995, shareholders could look back on a period of impressive recovery.

Furthermore, because of the earlier interruption over tax-reform proposals, Fund Manager Howard Manning believes the rally will be sustained during the second half of fiscal 1996. As we notified shareholders earlier, the roman numeral "II" will be omitted from the name of your fund. Since there is only one fund, the "II" designation is no longer necessary.

Respectfully yours,

/s/ George Putnam
    George Putnam
    Chairman of the Trustees
    January 17, 1996

REPORT FROM THE FUND MANAGER
HOWARD MANNING

    Although flat-tax concerns have dampened investor enthusiasm for municipals since the past spring, your fund's successful securities selection has produced attractive performance over the past six months. For the semiannual period ended November 30, 1995, class A and class B shares returned 5.10% and 4.64%, respectively, both at net asset value.

o   STRONG RELATIVE PERFORMANCE: A MATTER OF PERSPECTIVE

    After overcoming a brief stall in midsummer, the broad fixed-income market continued its impressive run throughout the six months ended November 30, 1995. Increased investor confidence in the Federal Reserve Board's ability to thwart inflation and effectively manage economic growth over the long term fueled the gains of most fixed-income investments. Indeed, the rally had gained such momentum by period's end that the current yield on the benchmark 30-year Treasury bond seems to be fast approaching the historically low level of 5.79% reached in October 1993.

    On an absolute basis, municipal bonds participated in the rally's strength in a highly respectable fashion. However, their performance relative to taxable investments may appear somewhat lackluster. Investors' lingering concerns about the perceived effects of the flat-tax proposal introduced in April -- which, in its purest form, would deprive municipal bonds of their beneficial tax treatment -- prevented your fund's investments from attaining the full price appreciation potential presented by the favorable investment environment.

o   FOCUS ON BOND QUALITY, STRUCTURE

    Throughout calendar 1995, the reduced quantity of new-issue municipals coupled with scant secondary market supply and continued strong demand has had a side effect: quality spreads among various bonds have contracted considerably. That is, there is little price difference between top- and lower-quality bonds in the current market. As a result, although we will still explore opportunities on the lower end of the quality spectrum when justified by our research, in most instances we find shareholders are not adequately compensated for assuming added credit risk. Our strategy, therefore, has been to maintain a portfolio of high-quality, price-sensitive bonds, reflecting an optimistic outlook for interest rates.

    Credit quality alone, however, is not enough to assure attractive returns. When considering securities for purchase, we pay particular attention to the bond structure (coupon, maturity, call features) that we believe offers the greatest opportunity for price appreciation. We limit exposure to par bonds (bonds priced at or near face value) and concentrate our purchases on discount bonds with reasonable levels of call protection. Discount bonds tend to gain in price quickly as interest rates decline. Of course, they also are apt to decline in price rapidly as interest rates rise. Prices of par bonds, on the other hand, are inclined to rise less than prices of discounts as interest rates decline. Since we currently believe that rates are more likely to move downward than up, par bonds appear to be the less desirable investments at present.

    In late summer, we raised cash in anticipation of a projected $750 million to $1 billion new bond issuance in Michigan slated for the


[GRAPHIC OMITTED: line chart: BOND YIELDS: MUNICIPAL BOND YIELDS AS A PERCENTAGE
 OF TREASURY BOND YIELDS
 Y-axis reads (top to bottom) 8% to 5% in one percent decrements
 X-axis reads (left to right) 11/94 through 11/95 in one-month increments
 A solid black line represents Municipal bond yields, ranging from 6.93%
  to 5.56% (see plot points below: "Municipal")
 A solid white line represents Treasury bond yields, ranging from 8.0% to 6.13%
  (see plot points below: "Treasury")
    Municipal         Treasury
    ---------         --------
      6.93%             8.00%
      6.70              7.88
      6.39              7.70
      6.00              7.44
      6.03              7.33
      5.76              6.65
      6.00              6.62
      6.02              6.65
      5.96              6.50
      5.74              6.33
      5.56              6.13
 Caption reads:
  Chart shows the yield of an average 30-year general obligation bond versus the yield of an average 30-year U.S. Treasury bond plotted biweekly. Unlike mutual fund shares, Treasuries are backed by the full faith and credit of the U.S. government. Source: Bloomberg.]

    month of September. We viewed this temporary bubble of supply as an opportunity to add securities to the fund at relatively low prices. Through cash sales and swapping, we were able to take advantage of the supply increase and channel nearly 20% of the fund's assets into attractively valued new issues structured as discount bonds with favorable call protection. This move proved well timed, as interest rates rallied farther into the fourth quarter of calendar 1995, and our new purchases appreciated handsomely.

o   DETROIT ON THE REBOUND, SCHOOL DISTRICTS ADD DIVERSIFICATION

    Michigan's economic landscape remains robust. Although its strong ties to the country's major auto manufacturers will always leave the state somewhat vulnerable to the ups and downs of such a cyclical industry, the area's economic base is now much more diversified compared with prior years. State finances remain in excellent condition due to the government's conservative approach toward fiscal management, providing an attractive backdrop for tax-free investing.

    Unlike the market as a whole, the quantity of Michigan bonds remains plentiful as municipalities, particularly the city of Detroit, seek to access the municipal market in order to finance infrastructure needs. We believe Detroit's future is currently the brightest it has been in decades. New mayor Dennis Archer is taking steps to bring back commercial and industrial development to the city, which should improve the area's employment levels and its tax base. Your fund should continue to benefit from improvement in the city's growth prospects through its investment in both Detroit general obligation debt and insured securities for various issuers in the Detroit region.

    In order to better the geographic dispersion of bonds held in the portfolio -- an important factor for your single-state fund -- we have added insured local general obligations such as those issued by school districts across the state. These holdings represent various regions, ranging from the Upper Peninsula to Muskegon County in the western part of the state, and provide the fund with exposure to the diverse areas of the Michigan economy.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS*
 Water and sewerage          22.0%
 Education                   21.4%
 Hospitals/Health care       18.8%
Footnote reads:
 *Based on net assets as of 11/30/95. Holdings will vary over time.]


o   FUNDAMENTALS ARE SOUND, VALUATIONS APPEALING

    As we enter the second half of fiscal 1996, we expect conditions for investing in fixed-income securities to remain hospitable. Subsiding inflation, a benign interest rate environment, and decelerating economic growth seem likely to continue.

    Government, on both the state and national levels, is addressing for the first time in history the issue of how to be more efficient. Such attention to fiscal responsibility bodes well for the fundamental structure of the municipal market. Going forward, we will continue to carefully monitor market events as they unfold and position your fund to potentially benefit from longer-term trends.

    The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/95, there is no guarantee the fund will continue to hold these securities in the future.

PERFORMANCE SUMMARY

PERFORMANCE SHOULD ALWAYS BE CONSIDERED IN LIGHT OF A FUND'S INVESTMENT STRATEGY. PUTNAM MICHIGAN TAX EXEMPT INCOME FUND IS DESIGNED FOR INVESTORS SEEKING A HIGH LEVEL OF CURRENT INCOME FREE FROM FEDERAL AND STATE INCOME TAX CONSISTENT WITH PRESERVATION OF CAPITAL.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 11/30/95
                            CLASS A             CLASS B              CLASS M
                          (10/23/89)*          (7/15/93)*          (4/17/95)*
                          NAV     POP         NAV     CDSC        NAV     POP
--------------------------------------------------------------------------------
6 months                 5.10%   0.10%       4.64%   -0.36%      4.94%   1.56%
--------------------------------------------------------------------------------
1 year                  17.91   12.34       17.09    12.09         --      --
--------------------------------------------------------------------------------
5 years                 49.12   42.04          --       --         --      --
Annual average           8.32    7.27          --       --         --      --
--------------------------------------------------------------------------------
Life of class           59.24   51.73       10.92     7.99       8.05    4.49
Annual average           7.91    7.06        4.45     3.28         --      --
--------------------------------------------------------------------------------
*Commencement of operations

COMPARATIVE RETURNS FOR PERIODS ENDED 11/30/95
                                        LEHMAN BROS.
                                      MUNICIPAL BOND                  CONSUMER
                                          BOND INDEX               PRICE INDEX
--------------------------------------------------------------------------------
6 months                                        5.18%                     0.92%
--------------------------------------------------------------------------------
1 year                                         18.90                      2.61
--------------------------------------------------------------------------------
5 years                                        51.82                     14.80
Annual average                                  8.71                      2.80
--------------------------------------------------------------------------------
Life of class A                                66.37                     22.29
Annual average                                  8.69                      3.35
--------------------------------------------------------------------------------
Life of class B                                15.66                      6.37
Annual average                                  6.30                      2.63
--------------------------------------------------------------------------------
Life of class M                                 8.66                      1.45
--------------------------------------------------------------------------------
Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC for class B shares assumes 5% maximum contingent deferred sales charge, declining from 5% to 1% in the sixth year.

TOTAL RETURN FOR PERIODS ENDED 12/31/95
                             CLASS A             CLASS B              CLASS M
                           (10/23/89)*          (7/15/93)*          (4/17/95)*
                          NAV      POP        NAV     CDSC         NAV     POP
--------------------------------------------------------------------------------
1 year                  16.01%   10.50%     15.22%   10.22%         --      --
--------------------------------------------------------------------------------
5 years                 49.90    42.76         --       --          --      --
Annual average           8.43     7.38         --       --          --      --
--------------------------------------------------------------------------------
Life of class           60.56    52.99      11.81     8.87        9.05%   5.45%
Annual average           7.95     7.11       4.64     3.51          --      --
--------------------------------------------------------------------------------
*Commencement of operations

PRICE AND DISTRIBUTION INFORMATION
6 months ended 11/30/95
                       CLASS A             CLASS B             CLASS M
--------------------------------------------------------------------------------
DISTRIBUTIONS (NUMBER)       6                   6                   6
--------------------------------------------------------------------------------
Income                  $.2498              $.2201               $.2365
--------------------------------------------------------------------------------
Total                   $.2498              $.2201               $.2365
--------------------------------------------------------------------------------

SHARE VALUE:             NAV        POP           NAV             NAV      POP
--------------------------------------------------------------------------------
5/31/95                $9.01      $9.46         $9.00           $9.00    $9.30
--------------------------------------------------------------------------------
11/30/95                9.21       9.67          9.19            9.20     9.51

CURRENT RETURN
--------------------------------------------------------------------------------
End of period
--------------------------------------------------------------------------------
Current dividend
rate(1)                 5.10%      4.85%         4.44%           4.77%    4.62%
--------------------------------------------------------------------------------
Taxable equivalent(2)   8.83       8.40          7.69            8.26     8.00
--------------------------------------------------------------------------------
Current 30-day
SEC yield(3)            5.13       4.88          4.51            4.86     4.69
--------------------------------------------------------------------------------
Taxable equivalent(2)   8.88       8.45          7.81            8.42     8.12
--------------------------------------------------------------------------------
(1)Income portion of most recent distribution, annualized and divided by NAV or POP at end of period. (2)Assumes maximum combined state and federal tax rates of 42.26%. Results for investors subject to lower tax rates would not be as advantageous. (3)Based on investment income, calculated using SEC guidelines.

TERMS AND DEFINITIONS

CLASS A SHARES are generally subject to an initial sales charge.

CLASS B SHARES may be subject to a sales charge upon redemption.

CLASS M SHARES have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

NET ASSET VALUE (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

PUBLIC OFFERING PRICE (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

CONTINGENT DEFERRED SALES CHARGE (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

CONSUMER PRICE INDEX (CPI) is a commonly used measure of inflation; it does not represent an investment return.

RELATIVE RISK/REWARD POTENTIAL OF PUTNAM FUNDS

These illustrations provide a simplified guide to the risk/reward potential for funds within each category of the Putnam Family of Funds and are not intended as investment advice. Your investment advisor can help you evaluate your risk tolerance.

These rankings are relative only to Putnam funds and should not be compared to other investments. There is no guarantee that one Putnam fund will be less volatile than another, since each fund has its own investment risks. That's why it is essential to read the fund's prospectus before investing.


PUTNAM GROWTH FUNDS

[GRAPHIC OMITTED: showing "Lower Risk/Lower Reward Potential" to
 "Higher Risk/Higher Reward Potential" of the following:
 Investors; Diversified Equity(1); Global Growth(1); Vista; Natural Resources; Health Sciences; Voyager & Voyager II; Overseas Growth(1); Europe Growth(1); New Opportunities(2); OTC Emerging Growth(2) & Int'l New Opportunities(1,2); Asia Pacific Growth(1)]


PUTNAM GROWTH AND INCOME FUNDS

[GRAPHIC OMITTED: showing "Lower Risk/Lower Reward Potential" to
 "Higher Risk/Higher Reward Potential" of the following:
 Balanced Retirement; Utilities Growth and Income; George Putnam; Convertible Income-Growth; Equity Income; Fund for Growth and Income; Putnam Growth and Income Fund II]


(1) Foreign investments are subject to certain risks, such as currency fluctuations and political developments, that are not present with domestic investments.

(2) This fund invests all or a portion of its assets in small to medium-sized companies, which increases the risk of price fluctuations.

(3) While U.S. government backing of individual securities does not insure your principal, which will fluctuate, it does guarantee that the fund's government-backed holdings will make timely payments of interest and principal.

PUTNAM INCOME FUNDS

[GRAPHIC OMITTED: showing "Lower Risk/Lower Reward Potential" to
 "Higher Risk/Higher Reward Potential" of the following:
 Money Market(4); Adjustable Rate U.S. Gov't.(3); Intermediate U.S. Gov't.(3); U.S. Gov't. Income(3); American Gov't. Income(3); Federal Income(3); Diversified Income(1,3,5); Income; Preferred Income; Global Gov't.(1,5);
 High Yield(5); High Yield Advantage(5)]


PUTNAM TAX-FREE FUNDS(6)

[GRAPHIC OMITTED: showing "Lower Risk/Lower Reward Potential to
 "Higher Risk/Higher Reward Potential" of the following:
 Tax Exempt Money Market(4); Intermediate Tax Exempt; Tax-Free Insured(7); Tax Exempt Income; Single-state tax-free funds*; Municipal Income; Tax-Free High Yield(5)]


  * State tax-free funds available for Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. Not available in all states.


LIFESTAGE(SM) FUNDS

Putnam Asset Allocation Funds -- three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments. The three portfolios are:

o   PUTNAM ASSET ALLOCATION: BALANCED PORTFOLIO

o   PUTNAM ASSET ALLOCATION: CONSERVATIVE PORTFOLIO

o   PUTNAM ASSET ALLOCATION: GROWTH PORTFOLIO

    Please call your financial advisor -- or Putnam at 1-800-225-1581 -- to obtain a prospectus for any Putnam fund. The prospectus contains more complete information, including risk considerations, charges, and expenses. Read it carefully before you invest or send money.


(4) The fund is managed to maintain a steady price of $1.00 per share, although there is no assurance this price can be maintained in the future.

(5) The lower credit ratings of high-yield corporate and municipal bonds reflect a greater possibility that adverse changes in the economy or their issuers may affect their ability to pay principal and interest on the bonds.

(6) Income may be subject to state and local taxes. Capital gains, if any, are taxable for federal and, in most cases, state purposes.

(7) Bond insurance does not guarantee principal or protect against changes in market price.

PORTFOLIO OF INVESTMENTS OWNED
November 30, 1995 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC       -- American Municipal Bond Assurance Corporation
FGIC        -- Federal Guaranty Insurance Corporation
FNMA Coll   -- Federal National Mortgage Association Collateralized
FSA         -- Financial Security Assurance
G.O. Bonds  -- General Obligation Bonds
IFB         -- Inverse Floating Bonds
MBIA        -- Municipal Bond Investors Assurance

MUNICIPAL BONDS AND NOTES (98.7%)*
PRINCIPAL AMOUNT                                               RATINGS**          VALUE
MICHIGAN (94.8%)*
---------------------------------------------------------------------------------------
$ 1,425,000   Albion Pub. School Dist. G.O. Bonds,
              5 1/8s, 5/1/18                                          AA   $  1,362,650
  4,000,000   Anchor Bay School Dist. G.O. Bonds, FGIC,
              5 1/4s, 5/1/14                                         AAA      3,900,000
  5,500,000   Battle Creek, Downtown Dev. Auth. Tax Increment
              Rev. Bonds, 7.65s, 5/1/22                              BBB      6,270,000
  2,000,000   Battle Creek, Tax Incremental Fin. Auth.
              Rev. Bonds, 7.1s, 5/1/10                                 A      2,255,000
  4,145,000   Chippewa Valley Schools G.O. Bonds, 5s, 5/1/21         AAA      3,875,575
  1,975,000   Clintondale Cmnty. Schools G.O. Bonds,
              5 1/4s, 5/1/15                                          AA      1,908,344
  1,500,000   Comstock Park Pub. Schools Rev. Bonds
              (Building & Site), FGIC, 5 1/4s, 5/1/23                AAA      1,445,625
  3,445,000   Dearborn Sew. Disposal Syst. Rev. Bonds,
              Ser. A, MBIA, 5 1/8s, 4/1/14                           AAA      3,311,506
  2,185,000   Detroit Convention Fac. Rev. Bonds (Cobol Hall
              Expansion Project), FSA, 5 1/4s, 9/30/12               AAA      2,157,688
  6,735,000   Detroit Sew. Disp. Rev. Bonds (Wtr. Supply
              System), MBIA, 5s, 7/1/25                              AAA      6,280,388
              Detroit Wtr. Supply Syst. 2nd Lien Rev. Bonds
  4,050,000   Ser. A, MBIA, 5 1/2s, 7/1/25                           AAA      4,014,563
  1,050,000   FGIC, 5s, 7/1/23                                       AAA        981,750
  2,500,000   Detroit, G.O. Bonds, Ser. A, 6.8s, 4/1/15              BBB      2,628,125
  1,180,000   Detroit, Loc. Dev. Fin. Auth. Tax Increment
              Rev. Bonds, Ser. A, 9 1/2s, 5/1/21                   BBB/P      1,475,000
  1,750,000   Detroit, Wtr. Supply Sys. Rev. Bonds,
              MBIA, 7 7/8s, 7/1/19                                   AAA      1,944,688
  8,500,000   Detroit, Wtr. Supply Sys. IFB, FGIC, 8.461s, 7/1/22    AAA     10,465,000
  2,000,000   Dickinson Cnty., Hosp. Rev Bonds (Memorial
              Hosp. Syst.), 8 1/8s, 11/1/24                           Ba      2,197,500
  2,500,000   Eaton Cnty. Wtr. Syst. Rev. Bonds (Delta TWP),
              MBIA, 5 1/8s, 5/1/16                                   AAA      2,403,125



MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                               RATINGS**          VALUE

MICHIGAN (continued)
---------------------------------------------------------------------------------------
$ 1,750,000   Ewen-Trout Creek Consolidated School Dist.
              Rev. Bonds, MBIA, 5 3/8s, 5/1/20                       AAA   $  1,717,188
              Flint Hosp. Bldg. Auth. Rev. Bonds
  2,000,000   (Hurley Med. Ctr.), 7.8s, 7/1/14                       Baa      2,180,000
    630,000   (Hurley Med. Ctr.), Ser. A, 6s, 7/1/06                 Baa        621,338
  1,000,000   Grand Rapids, Hsg. Fin. Auth. Multi-Fam. Rev. Bonds,
              Ser. A, FNMA Coll., 7 5/8s, 9/1/23                     AAA      1,103,750
              Greater Detroit, Resource Recvy. Auth. Rev. Bonds
  1,000,000   Ser. B, 9 1/4s, 12/13/08                               BBB      1,030,820
  1,000,000   Ser. C, 9 1/4s, 12/13/08                               BBB      1,030,820
  5,500,000   Kalamazoo, Hosp. Fin. Auth. Hosp. Fac. Rev. Bonds
              (Borgess Med. Ctr.), Ser. A, FGIC, 5 1/4s, 6/1/17      AAA      5,328,125
  3,500,000   Kalamazoo, Hosp. Fin. Auth. Hosp. Fac. IFB, FGIC,
              6.358s, 6/1/11                                         AAA      3,434,375
  3,840,000   MI Muni. Board Auth. State Revolving Rev. Bonds,
              6 1/2s, 10/1/17                                         AA      4,214,400
  5,000,000   MI Pub. Pwr. Agcy. Rev. Bonds (Belle River Project),
              MBIA, 5 1/4s, 1/1/18                                   AAA      4,843,750
              MI State Hosp. Fin. Auth. Rev. Bonds
    920,000   (Garden City Hosp.), 8 1/2s, 9/1/17                    BBB        989,000
    460,000   (Garden City Project), 8 1/2s, 9/1/17                  BBB        561,200
  1,300,000   (Metropolitan Hosp.), Ser. B, 8 1/8s, 7/1/18           BBB      1,499,875
  1,000,000   (Genesys Hlth. Syst.), Ser. A, 7 1/2s, 10/1/27         Baa      1,055,000
  2,000,000   (Detroit-Macomb Hosp. Corp.), Ser. A, 7.4s, 6/1/13      BB      1,972,500
  2,000,000   (Sinai Hospital), 6.7s, 1/1/26                         Baa      1,995,000
  1,000,000   (Presbyterian Villages), 6 1/2s, 1/1/25              BBB/P        982,500
  1,000,000   (Presbyterian Villages), 6.4s, 1/1/15                BBB/P        985,000
  1,000,000   MI State Hsg. Dev. Auth. Ltd. Oblig. Rev. Bonds
              (Mercy Bellbrook Project), MBIA, 8 1/8s, 4/1/18        AAA      1,072,500
  3,000,000   MI State Hsg. Dev. Auth. Multi-Fam. Rev. Bonds,
              Ser. A, FGIC, 8 3/8s, 7/1/19                           AAA      3,217,500
              MI State Hsg. Dev. Auth. Rental Hsg. Rev. Bonds
  1,600,000   Ser. A, FSA, 7.55s, 4/1/23                             AAA      1,716,000
  2,900,000   AMBAC, 4.58s, 10/1/12                                  AAA      2,704,250
    195,000   MI State Hsg. Dev. Auth. Single Fam. Mtge.
              Rev. Bonds, Ser. A, 7.55s, 12/1/14                      AA        205,238
  2,500,000   MI State Stragetic Fund Solid Waste Disp.
              Rev. Bonds (S.D. Warren Co., Project),
              Ser. C, 7 3/8s, 1/15/22                               BB/P      2,606,250
              MI State Strategic Fund Ltd. Oblig. Rev. Bonds
  2,905,000   (Arbor Model & Tooling Project), 10 1/4s, 9/15/19     BB/P      3,199,131
  1,600,000   (Mercy Svcs. for Aging Project), 9.4s, 5/15/20       BBB/P      1,792,000
  3,915,000   (Env. Research Project), 8 1/8s, 10/1/14               A/P      4,389,694
  3,000,000   (Ford Motor Co. Project), Ser. A, 7.1s, 2/1/06           A      3,558,750
  1,500,000   (Detroit Edison), Ser. BB, AMBAC, 7s, 5/1/21           AAA      1,826,250
  2,500,000   MI, Stragetic Fund Poll. Control Rev. Bonds
              (General Motors Corp.), 6.2s, 9/1/20                     A      2,584,375
  2,500,000   Marquette Area Pub. Schs. Rev. Bonds, FGIC,
              5 1/4s, 5/1/21                                         AAA      2,390,625
  1,755,000   Mason Pub. Schools Dist. Rev. Bonds, FGIC,
              5.4s, 5/1/21                                           AAA      1,704,544

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                               RATINGS**          VALUE

MICHIGAN (continued)
---------------------------------------------------------------------------------------
              Muskegon Pub. Schools Rev. Bonds
$ 2,000,000   Ser. 95, FGIC, 5 1/4s, 5/1/21                          AAA   $  1,915,000
  4,200,000   Ser. 95, FGIC, 5 1/4s, 5/1/18                          AAA      4,058,250
  2,205,000   Riverview Cmnty. School Dist. Rev. Bonds,
              AMBAC, 5 1/4s, 5/1/14                                  AAA      2,155,388
  2,360,000   Royal Oak Hosp. Fin. Auth. Hosp. Rev. Bonds
              (William Beaumont Hosp.), Ser. G, MBIA,
              5 1/4s, 11/15/19                                       AAA      2,262,650
  1,000,000   St. Joseph Hosp. Fin. Auth. Hosp. Rev. Bonds
              (Mercy Med. Ctr.), AMBAC, 5 1/4s, 1/1/16               AAA        958,080
  2,580,000   Tawas City, Hosp. Fin. Auth. Rev. Bonds
              (St. Joseph's Hosp. Project), Ser. A, 8 1/2s, 3/15/12 BB/P      2,692,127
  3,500,000   Warren Consolidated School Dist. Rev. Bonds,
              Ser. II, FGIC 5 1/4s, 5/1/21                           AAA      3,373,125
              Waterford, Econ. Dev. Corp. Rev. Bonds
  1,500,000   (Centerbury Hlth. Care), 8 3/8s, 7/1/23               BB/P      1,576,875
  1,485,000   (Canterbury Hlth. Care), 8s, 7/1/08                   BB/P      1,533,263
  2,000,000   Wayland, Uni. School Dist. Rev. Bonds,
              FGIC, 8s, 5/1/10                                       AAA      2,595,000
  1,500,000   Wayne Charter Cnty. Arpt. Sub. Lien Rev. Bonds
              (Detroit Metro.), Ser. C, MBIA, 5 1/4s, 12/1/13        AAA      1,464,375
  2,100,000   West Bloomfield, School Dist. Rev Bonds,
              MBIA, 5 1/8s, 5/1/14                                   AAA      2,021,250
  3,000,000   Western Townships Util. Auth. Swr. Disposal Syst.
              Rev. Bonds, 8.2s, 1/1/18                               BBB      3,333,750
  1,575,000   Wyandotte, Elec. Rev. Bonds, AMBAC,
              7 7/8s, 10/1/17                                        AAA      1,712,813
                                                                           ------------
                                                                            159,040,221
PUERTO RICO (3.9%)
---------------------------------------------------------------------------------------
  2,010,000   Comnwlth. of PR Hwy. & Trans. Auth.
              Rev. Bonds, Ser. W, 5 1/4s, 7/1/20                       A      1,891,913
  3,755,000   PR Elec Pwr. Auth. Rev. Bonds, Ser. Z,
              5 1/4s, 7/1/21                                           A      3,571,944
  1,100,000   U. of PR Rev. Bonds, Ser. M, MBIA,
              5 1/4s, 6/1/25                                         AAA      1,075,250
                                                                           ------------
                                                                              6,539,107
                                                                           ------------
              TOTAL INVESTMENTS (cost $156,841,292)***                     $165,579,328

  * Percentages indicated are based on net assets of $167,833,715.

*** The aggregate identified cost on a tax cost basis is $156,841,293, resulting in gross unrealized appreciation and depreciation of $9,137,963 and $399,928, respectively, or net unrealized appreciation of $8,738,035.

 ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 1995 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 1995. Securities rated by Putnam are indicated by
    "/P" and are not publicly rated.

    The rates shown on Inverse Floating Bonds (IFB) which are securities paying variable interest rates that can vary inversely to changes in market interest rates, are the current interest rates at November 30, 1995, which are subject to change based on the terms of the security.

    The fund had the following insurance concentrations greater than 10% of net assets at November 30, 1995:
                  FGIC                               26.7%
                  MBIA                               19.3

    The fund had the following industry group concentrations greater than 10% of net assets at November 30, 1995:
                  Water & Sewerage                   22.0%
                  Education                          21.4
                  Hospitals/Health Care              18.8

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1995 (Unaudited)

ASSETS
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $156,841,292) (Note 1)    $165,579,328
-------------------------------------------------------------------------------------------
Interest receivable                                                               2,349,526
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              256,228
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    4,431,725
-------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                    172,616,807

LIABILITIES
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                    944,214
-------------------------------------------------------------------------------------------
Payable to securities purchased                                                   2,938,852
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          114,304
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               437,867
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        243,850
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                           104
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,363
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           10,023
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               64,565
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               27,950
-------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                 4,783,092
-------------------------------------------------------------------------------------------
NET ASSETS                                                                      167,833,715

REPRESENTED BY
-------------------------------------------------------------------------------------------
Paid-in capital (Note 4)                                                        160,754,558
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                         80,384
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions (Note 1)                (1,739,263)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        8,738,036
-------------------------------------------------------------------------------------------
TOTAL -- REPRESENTING NET ASSETS APPLICABLE TO CAPITAL SHARES OUTSTANDING      $167,833,715

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
-------------------------------------------------------------------------------------------
Net asset value and redemption of class A shares
($141,285,128 divided by 15,348,318 shares)                                           $9.21
-------------------------------------------------------------------------------------------
Offering price per share (100/95.25 of $9.21)*                                        $9.67
-------------------------------------------------------------------------------------------
Net asset value and offering price of class B shares
($26,287,056 divided by 2,860,850 shares)+                                            $9.19
-------------------------------------------------------------------------------------------
Net asset value and redemption price of class M shares
($261,531 divided by 28,414 shares)**                                                 $9.20
-------------------------------------------------------------------------------------------
Offering price per share (100/96.75 of $ 9.20)                                        $9.51
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.
** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
 + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
Six months ended November 30, 1995 (Unaudited)

TAX EXEMPT INTEREST INCOME                                                       $5,150,635
-------------------------------------------------------------------------------------------

EXPENSES:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    481,027
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      104,266
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     5,277
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      1,089
-------------------------------------------------------------------------------------------
Reports to shareholders                                                              11,840
-------------------------------------------------------------------------------------------
Auditing                                                                             11,897
-------------------------------------------------------------------------------------------
Legal                                                                                10,790
-------------------------------------------------------------------------------------------
Postage                                                                               9,302
-------------------------------------------------------------------------------------------
Distribution fees--class A (Note 2)                                                 136,748
-------------------------------------------------------------------------------------------
Distribution fees--class B (Note 2)                                                 100,312
-------------------------------------------------------------------------------------------
Distribution fees--class M (Note 2)                                                     485
-------------------------------------------------------------------------------------------
Registration fees                                                                     6,110
-------------------------------------------------------------------------------------------
Other expenses                                                                        1,929
-------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                      881,072
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (102,619)
-------------------------------------------------------------------------------------------
NET EXPENSES                                                                        778,453
-------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                             4,372,182
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                  1,342,838
-------------------------------------------------------------------------------------------
Net realized loss on future contracts (Notes 1 and 3)                               (55,520)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                      2,265,367
-------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENT TRANSACTIONS                                               3,552,685
-------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $7,924,867
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                          SIX MONTHS ENDED       YEAR ENDED
                                                               NOVEMBER 30*          MAY 31
                                                                            1995
-------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
-------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------
Net investment income                                         $  4,372,182     $  8,524,438
-------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions              1,287,318       (2,253,536)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                       2,265,367        4,230,455
-------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             7,924,867       10,501,357
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
-------------------------------------------------------------------------------------------
From net investment income:
-------------------------------------------------------------------------------------------
  class A                                                       (3,804,105)      (7,601,592)
-------------------------------------------------------------------------------------------
  class B                                                         (578,531)        (798,353)
-------------------------------------------------------------------------------------------
  class M                                                           (5,210)            (915)
-------------------------------------------------------------------------------------------
From net realized gain on investments:
-------------------------------------------------------------------------------------------
  class A                                                               --           (9,763)
-------------------------------------------------------------------------------------------
  class B                                                               --           (1,025)
-------------------------------------------------------------------------------------------
  class M                                                               --               (2)
-------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                7,096,079       15,939,037
-------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                    10,633,100       18,028,744

NET ASSETS:
-------------------------------------------------------------------------------------------
Beginning of period                                            157,200,615      139,171,871
-------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment
income of $80,384 and $96,048, respectively)                  $167,833,715     $157,200,615
-------------------------------------------------------------------------------------------
*Unaudited.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the year)

                                                            FOR THE PERIOD
                                                   SIX      APRIL 17, 1995            SIX
                                                MONTHS       (COMMENCEMENT         MONTHS
                                                 ENDED   OF OPERATIONS) TO          ENDED       YEAR ENDED
                                           NOVEMBER 30+             MAY 31    NOVEMBER 30+          MAY 31
--------------------------------------------------------------------------------------------------------------
                                                  1995                1995*          1995             1995
--------------------------------------------------------------------------------------------------------------
                                                           CLASS M                      CLASS B
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $9.00               $8.80          $9.00            $8.90
--------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------
Net investment income                              .24                 .05            .22              .47
--------------------------------------------------------------------------------------------------------------
Net realized/unrealized gain (loss)
on investments                                     .20                 .21            .19              .10
--------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                   .44                 .26            .41              .57
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
--------------------------------------------------------------------------------------------------------------
Net investment income                             (.24)               (.06)          (.22)            (.47)
--------------------------------------------------------------------------------------------------------------
Net realized gain on investments                    --                  --             --               --
--------------------------------------------------------------------------------------------------------------
In excess of net realized gain on
investments                                         --                  --             --               --
--------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                               (.24)               (.06)          (.22)            (.47)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $9.20               $9.00          $9.19            $9.00
--------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT
NET ASSET VALUE (%) (b)                           4.94                2.03(c)        4.64             6.72
--------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (in thousands)          $262                $119        $26,287          $21,071
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) (e)                                     .65(c)              .20(c)         .83(c)          1.59
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets (%)                            2.68(c)              .84(c)        2.44(c)          5.31
--------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           71.08               82.91          71.08            82.91
--------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the year) [continued]

                                       FOR THE PERIOD
                                        JULY 15, 1993           SIX
                                        (COMMENCEMENT        MONTHS
                                    OF OPERATIONS) TO         ENDED
                                               MAY 31   NOVEMBER 30+                  YEAR ENDED MAY 31
------------------------------------------------------------------------------------------------------------------------------------
                                                 1994          1995         1995        1994        1993        1992         1991
------------------------------------------------------------------------------------------------------------------------------------
                                              CLASS B                                       CLASS A
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $9.43         $9.01        $8.90       $9.30       $8.80       $8.51        $8.43
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                             .41           .25          .52         .52         .55         .56(a)       .58(a)
------------------------------------------------------------------------------------------------------------------------------------
Net realized/unrealized gain (loss)
on investments                                   (.46)          .20          .11        (.32)        .52         .29          .08
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                 (.05)          .45          .63         .20        1.07         .85          .66
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                            (.40)         (.25)        (.52)       (.52)       (.56)       (.56)        (.58)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                   --            --           --        (.03)       (.01)         --           --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on
investments                                      (.08)         (.25)          --        (.05)         --          --           --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                              (.48)           --         (.52)       (.60)       (.57)       (.56)        (.58)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $8.90         $9.21        $9.01       $8.90       $9.30       $8.80        $8.51
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT
NET ASSET VALUE (%) (b)                           .68(c)       5.10         7.45        2.03       12.38       10.25         8.13
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (in thousands)      $10,251      $141,285     $136,010    $128,921    $113,074     $80,310      $19,893
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) (e)                                   1.42(c)       0.50(c)       .95         .99        1.04         .95(a)       .87(a)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets (%)                           4.25(c)       2.78(c)      6.03        5.58        6.04        6.28(a)      6.78(a)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          41.77         71.08        82.91       41.77       15.89       71.68(d)     16.21
------------------------------------------------------------------------------------------------------------------------------------

+   Unaudited.

*   Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(a) Reflects expense limitation. As a result of these limitations, net investment income of the fund for the years ended May 31,
    1992 and 1991 reflect per share expense reductions of approximately $0.01 and $0.05, respectively.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Not annualized.

(d) Portfolio turnover excludes the impact of assets the fund, formerly Putnam Michigan Tax Exempt Income Fund II, received from the acquisition of Putnam Michigan Tax Exempt Income Fund.

(e) The ratio of expense to average net assets for the period ended November 30, 1995 included amounts paid through expenses offset arrangements. Prior period ratios exclude these amounts. (See Note 2.)

NOTES TO FINANCIAL STATEMENTS
November 30, 1995 (Unaudited)

NOTE 1
SIGNIFICANT ACCOUNTING POLICIES

Putnam Michigan Tax Exempt Income Fund, formerly Putnam Michigan Tax Exempt Income Fund II, the "fund" is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Michigan personal income tax as Putnam Management believes is consistent with preservation of capital by investing primarily in a portfolio of Michigan tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A SECURITY VALUATION Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

B SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C FUTURES AND OPTIONS CONTRACTS The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or which it invests to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D FEDERAL TAXES It is the policy of the fund to distribute all of its taxable (for tax-exempt and municipal bond funds exclude "taxable") income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

At May 31, 1995, the fund had a capital loss carryover of approximately $2,320,000 available to offset future capital gains, if any.

E DISTRIBUTIONS TO SHAREHOLDERS Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

F AMORTIZATION OF BOND PREMIUM AND DISCOUNT Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the effective yield method.

G PAYABLE TO SUBCUSTODIAN As part of the custodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the funds investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At November 30, 1995, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

NOTE 2
MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS

Compensation of Putnam Investment Management, Inc., the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.6% of the first $500 million of average net assets, 0.5% of the next $500 million, 0.45% of the next $500 million and 0.4% of any amount over $1.5 billion, subject to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of the manager of the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustees fee of $710 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the period ended November 30, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the period ended November 30, 1995 fund expenses were reduced by $102,619 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to .35% and 1.00%, 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of .20%, .85% and .50% of the average net assets attributable to class A, class B and class M shares respectively.

For the period ended November 30, 1995 Putnam Mutual Funds Corp., acting as underwriter received net commissions of $17,645 and $346 from the sale of class A and class M shares, respectively and received $19,253 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the period ended November 30, 1995 Putnam Mutual Funds Corp., acting as underwriter received no monies on class A redemptions.

NOTE 3
PURCHASES AND SALES OF SECURITIES

During the period ended November 30, 1995, purchases and sales of investment securities other than short-term investments aggregated $122,507,581 and $111,882,277, respectively. Purchases and sales of short-term municipal obligations aggregated $26,350,200 and $26,424,440. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

NOTE 4
CAPITAL SHARES

At November 30, 1995, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                         SIX MONTHS ENDED NOVEMBER 30       YEAR ENDED MAY 31
                                      1995                         1995
-------------------------------------------------------------------------------
CLASS A                        SHARES         AMOUNT       SHARES        AMOUNT
-------------------------------------------------------------------------------
Shares sold                   870,210     $7,788,371    1,755,569   $15,333,898
-------------------------------------------------------------------------------
Reinvestment of
distributions                 265,442      2,381,830      529,968     4,609,346
-------------------------------------------------------------------------------
                            1,135,652     10,170,201    2,285,537    19,943,244
-------------------------------------------------------------------------------
Shares repurchased           (876,956)    (7,851,709)  (1,683,464)  (14,513,352)
-------------------------------------------------------------------------------
NET INCREASE                  258,696     $2,318,492      602,073    $5,429,892
-------------------------------------------------------------------------------

                        SIX MONTHS ENDED NOVEMBER 30          YEAR ENDED MAY 31
                                      1995                         1995
-------------------------------------------------------------------------------
CLASS B                        SHARES         AMOUNT       SHARES        AMOUNT
-------------------------------------------------------------------------------
Shares sold                   615,221     $5,498,891    1,289,625   $11,251,833
-------------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                  43,215        387,022       61,826       536,960
-------------------------------------------------------------------------------
                              658,436      5,885,913    1,351,451    11,788,793
-------------------------------------------------------------------------------
Shares repurchased           (139,105)    (1,244,615)    (162,158)   (1,397,198)
-------------------------------------------------------------------------------
NET INCREASE                  519,331     $4,641,298    1,189,293   $10,391,595
-------------------------------------------------------------------------------

                                                              FOR THE PERIOD
                                                              APRIL 17, 1995
                                                             (COMMENCEMENT OF
                                                              OPERATIONS) TO
                         SIX MONTHS ENDED NOVEMBER 30             MAY 31
                                       1995                        1995
-------------------------------------------------------------------------------
CLASS M                        SHARES         AMOUNT       SHARES        AMOUNT
-------------------------------------------------------------------------------
Shares sold                    14,684       $132,009       13,191      $117,000
-------------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                     477          4,280           62           550
-------------------------------------------------------------------------------
                               15,161        136,289       13,253       117,550
-------------------------------------------------------------------------------
Shares repurchased                 --             --           --            --
-------------------------------------------------------------------------------
NET INCREASE                   15,161       $136,289       13,253      $117,550
-------------------------------------------------------------------------------

OUR COMMITMENT TO QUALITY SERVICE

o   CHOOSE AWARD-WINNING SERVICE

    Putnam Investor Services has won the DALBAR Quality Tested Service Seal for the past six years. In 1995, over 146,000 tests of 56 shareholder service components demonstrated that Putnam outperformed the industry standard in every category.

o   HELP YOUR INVESTMENT GROW

    Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.*

o   SWITCH FUNDS EASILY

    You can move money from one account to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

o   ACCESS YOUR MONEY QUICKLY

    You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

    For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative.

    To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number: 1-800-225-1581.

   *Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.

FUND INFORMATION

INVESTMENT MANAGER                        OFFICERS
Putnam Investment                         George Putnam
Management, Inc.                          President
One Post Office Square
Boston, MA 02109                          Charles E. Porter
                                          Executive Vice President
MARKETING SERVICES
Putnam Mutual Funds Corp.                 Patricia C. Flaherty
One Post Office Square                    Senior Vice President
Boston, MA 02109
                                          Lawrence J. Lasser
CUSTODIAN                                 Vice President
Putnam Fiduciary Trust Company
                                          Gordon H. Silver
LEGAL COUNSEL                             Vice President
Ropes & Gray
                                          Gary N. Coburn
TRUSTEES                                  Vice President
George Putnam, Chairman
                                          James E. Erickson
William F. Pounds, Vice Chairman          Vice President

Jameson Adkins Baxter                     Howard Manning
                                          Vice President and Fund Manager
Hans H. Estin
                                          William N. Shiebler
John A. Hill                              Vice President

Elizabeth T. Kennan                       John R. Verani
                                          Vice President
Lawrence J. Lasser
                                          Paul M. O'Neil
Robert E. Patterson                       Vice President

Donald S. Perkins                         John D. Hughes
                                          Senior Vice President and Treasurer
George Putnam, III
                                          Beverly Marcus
Eli Shapiro                               Clerk and Assistant Treasurer

A.J.C. Smith

W. Nicholas Thorndike


This report is for the information of shareholders of Putnam Michigan Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll-free: 1-800-225-1581.

SHARES OF MUTUAL FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION; ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY; AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

[LOGO: PUTNAM INVESTMENTS]                                    ------------
                                                              Bulk Rate
       THE PUTNAM FUNDS                                       U.S. Postage
       One Post Office Square                                 PAID
       Boston, Massachusetts 02109                            Putnam
                                                              Investments
                                                              ------------

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